UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2016

COCA-COLA BOTTLING CO. CONSOLIDATED

(Exact name of registrant as specified in its charter)

Delaware	0-9286	56-0950585
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 Coca-Cola Plaza, Charlotte, North Carolina	28211
(Address of principal executive offices)	(Zip Code)

(704) 557-4400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.          Entry into a Material Definitive Agreement.

Initial Regional Manufacturing Agreement. In connection with the closings under the October 2015 APA described in Item 8.01 below, Coca-Cola Bottling Co. Consolidated (the “Company”) and The Coca-Cola Company entered into an Initial Regional Manufacturing Agreement (the “April 2016 Initial RMA”) on April 29, 2016 that governs the terms and conditions of the Company’s use of the Regional Manufacturing Facilities (as defined below) to manufacture certain beverage brands of The Coca-Cola Company. A first form draft of the April 2016 Initial RMA (the “September 2015 Form Initial RMA”) was included as Exhibit B to the non-binding letter of intent entered into by the Company and The Coca-Cola Company on September 23, 2015 (the “September 2015 Manufacturing LOI”) and filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 28, 2015 (the “September 2015 Form 8-K”). On January 29, 2016, the Company and The Coca-Cola Company entered into an initial regional manufacturing agreement (the “January 2016 Initial RMA”), which is an updated form of the September 2015 Form Initial RMA, at the closing of the Company’s acquisition of its Sandston, Virginia manufacturing facility and related assets (the “Sandston Facility”). The January 2016 Initial RMA was described in the Company’s Current Report on Form 8-K filed with the SEC on January 29, 2016 and will be filed as an exhibit to the Company’s next Quarterly Report on Form 10-Q. Pursuant to the April 2016 Initial RMA, the Company and The Coca-Cola Company have agreed that the April 2016 Initial RMA replaces and supersedes the January 2016 Initial RMA with regards to the Sandston Facility. Consequently, the parties terminated the January 2016 Initial RMA upon their execution of the April 2016 Initial RMA on April 29, 2016. The April 2016 Initial RMA, while in large part similar to the September 2015 Form Initial RMA and the January 2016 Initial RMA, contains certain additional updates and negotiated changes to those forms of agreement. A summary description of the April 2016 Initial RMA, which is filed as Exhibit 10.1 hereto, is included below.

Pursuant to the April 2016 Initial RMA, The Coca-Cola Company has granted the Company rights to manufacture, produce and package at the Sandston Facility and at two regional manufacturing facilities located in Baltimore, Maryland and Silver Spring, Maryland (collectively, the “Regional Manufacturing Facilities”) certain beverages that are sold under trademarks owned by The Coca-Cola Company and referred to in the April 2016 Initial RMA as “Authorized Covered Beverages.” The Authorized Covered Beverages produced at the Regional Manufacturing Facilities may be used for distribution by the Company for its own account in accordance with comprehensive beverage agreements between the Company, The Coca-Cola Company and Coca-Cola Refreshments USA, Inc., a wholly-owned subsidiary of The Coca-Cola Company (“CCR”), and for sale by the Company to certain other U.S. Coca-Cola bottlers and to the Coca-Cola North America division of The Coca-Cola Company (“CCNA”) in accordance with the terms of the April 2016 Initial RMA. As part of these terms, CCNA will, from time to time, unilaterally establish the prices (or certain elements of the formula used to determine the prices) that the Company charges for sales of Authorized Covered Beverages to CCNA or to certain U.S. Coca-Cola bottlers.

Subject to the right of The Coca-Cola Company to terminate the April 2016 Initial RMA in the event of an uncured default by the Company, the April 2016 Initial RMA has a term that continues for the duration of the term of the Company’s comprehensive beverage agreements with The Coca-Cola Company and CCR. Other than Authorized Covered Beverages, certain beverage brands not owned or licensed by The Coca-Cola Company (“cross-licensed brands”) that the Company is permitted to distribute under its comprehensive beverage agreements, and certain other expressly permitted cross-licensed brands, the April 2016 Initial RMA provides that the Company will not manufacture at the Regional Manufacturing Facilities any Beverages, Beverage Components (as such terms are defined in the comprehensive beverage agreement between the parties) or other beverage products unless otherwise consented to by The Coca-Cola Company.

Pursuant to its terms, the April 2016 Initial RMA will be amended, restated and converted into a final form of regional manufacturing agreement (the “Final RMA”) concurrent with the conversion of the Company’s bottling agreements to a new and final comprehensive beverage agreement (the “Final CBA”) pursuant to the territory conversion agreement executed by the Company, CCR and The Coca-Cola Company on September 23, 2015, as described in the September 2015 Form 8-K and filed as Exhibit 10.1 thereto (as amended by the First Amendment to Territory Conversion Agreement executed by the parties on February 8, 2016 and filed as Exhibit 10.47 to the Company’s Annual Report on Form 10-K filed with the SEC on March 18, 2016, the “Territory Conversion Agreement”). An initial form of the Final RMA (the “September 2015 Form Final RMA”) was included as Schedule 9.4 to the September 2015 Form Initial RMA filed with the September 2015 Form 8-K and the form of the

Final CBA was included as Exhibit 1.1 to the Territory Conversion Agreement filed with the September 2015 Form 8-K. An updated form of the Final RMA (the “January 2016 Form Final RMA”) was attached as Schedule 9.4 to the January 2016 Initial RMA. The form of Final RMA attached as Schedule 9.4 to the April 2016 Initial RMA and included in Exhibit 10.1 hereto (the “April 2016 Form Final RMA”) is in large part similar to the September 2015 Form Final RMA and the January 2016 Form Final RMA, but contains certain updates and negotiated changes to those forms of agreement.

While the April 2016 Form Final RMA has terms similar to the April 2016 Initial RMA in many respects, under the April 2016 Form Final RMA, the Company’s aggregate business directly and primarily related to the manufacture of Authorized Covered Beverages, permitted cross-licensed brands and other beverages and beverage products for The Coca-Cola Company will be subject to the same agreed upon sale process provisions included in the Final CBA, which include the need to obtain The Coca-Cola Company’s prior approval of a potential purchaser of such manufacturing business. The Coca-Cola Company will also have the right to terminate the Final RMA in the event of an uncured default by the Company.

CCNA Exchange Letter Agreement. In connection with the execution of the April 2016 Initial RMA, the Company and The Coca-Cola Company also entered into a letter agreement on April 29, 2016 (the “CCNA Exchange Letter”), pursuant to which CCNA will, on or before January 1, 2017, unilaterally establish and operate an exchange process (the “CCNA Exchange”). Under the CCNA Exchange, CCNA will unilaterally establish the prices (or certain elements of the formula used to determine the prices) that the Company charges for sales of Authorized Covered Beverages to CCNA or to certain U.S. Coca-Cola bottlers under the April 2016 Initial RMA and Final RMA. Under the CCNA Exchange Letter, the revenue the Company receives from sales of Authorized Covered Beverages to CCNA and to certain U.S. Coca-Cola bottlers pursuant to the terms of the April 2016 Initial RMA or Final RMA will be subject to adjustment as part of the CCNA Exchange. Any adjustment owed by the Company will be paid to the CCNA Exchange while any adjustment owed to the Company will be paid by CCNA, through the CCNA Exchange.

Descriptions of Agreements and Exhibits are Qualified by Full Text. The foregoing descriptions of the April 2016 Initial RMA and the CCNA Exchange Letter are only summaries and are qualified in their entirety by reference to the full text of such agreements and all exhibits thereto, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K.

Item 1.02.          Termination of a Material Definitive Agreement.

The disclosure required by this Item and contained in Item 1.01 above with regards to the January 2016 Initial RMA is incorporated by reference.

Item 8.01.          Other Events.

Distribution Territory Expansion Transaction. On April 29, 2016, the Company completed the final distribution territory expansion transaction contemplated by the asset purchase agreement entered into by the Company and CCR on September 23, 2015 (the “September 2015 APA”) at which CCR granted the Company the exclusive rights for the distribution, promotion, marketing and sale of products owned and licensed by The Coca-Cola Company in territories located in Maryland, Pennsylvania, Virginia and West Virginia served by distribution facilities located in Baltimore, Hagerstown and Cumberland, Maryland (the “Territory”) and sold certain assets to the Company related thereto (the “Distribution Transaction”). The September 2015 APA is described in the September 2015 Form 8-K and filed as Exhibit 2.1 thereto. The closing of the Distribution Transaction represents the final phase of the distribution territory expansion described as the “Next Phase Territory” in the non-binding letter of intent entered into by the Company and The Coca-Cola Company on May 12, 2015 (the “May 2015 Distribution LOI”), as described in the Company’s Current Report on Form 8-K filed with the SEC on May 13, 2015 and filed as Exhibit 99.1 thereto.

Concurrent with, and as a condition to, the closing of the Distribution Transaction, the Company and CCR entered into (i) a comprehensive beverage agreement with respect to the Territory, which is in substantially the same form as the comprehensive beverage agreement the parties entered into effective May 23, 2014 in connection with the closing of an asset purchase agreement for the Company’s distribution territory in Johnson City and Morristown,

Tennessee (the “May 2014 Closing”) and filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 8, 2014 (the “August 2014 Form 10-Q”), as amended by the amendment to comprehensive beverage agreement entered into by the parties on June 1, 2015 and filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 7, 2015, and (ii) a finished goods supply agreement with respect to the Territory, which is in substantially the same form as the finished goods supply agreement the parties entered into effective May 23, 2014 in connection with the May 2014 Closing and filed as Exhibit 10.2 to the August 2014 Form 10-Q. Forms of these agreements were also filed with the September 2015 Form 8-K as Exhibit D and Exhibit H, respectively, to the September 2015 APA.

Silver Spring and Baltimore, Maryland Manufacturing Facilities Transaction. On April 29, 2016, the Company completed the interim and final manufacturing facility acquisitions contemplated by the definitive purchase and sale agreement entered into by the Company and CCR on October 30, 2015 (the “October 2015 APA”) at which CCR sold to the Company two Regional Manufacturing Facilities located in Silver Spring and Baltimore, Maryland and related manufacturing assets (the “Manufacturing Transaction”). The October 2015 APA is described in the Company’s Current Report on Form 8-K filed with the SEC on November 2, 2015 and filed as Exhibit 2.1 thereto. The closings of the Manufacturing Transaction represent the final phase of the manufacturing facility acquisitions described as the “Next Phase” manufacturing facilities in the September 2015 Manufacturing LOI, as described in the September 2015 8-K.

Balance of Proposed Expansion Transactions. The Company is continuing to work towards definitive agreements with The Coca-Cola Company and CCR for the remainder of the proposed distribution territory expansion transactions described in the May 2015 Distribution LOI, including remaining distribution territories in central and southern Ohio, northern Kentucky and parts of Indiana and Illinois (referred to as the “Subsequent Phase Territory” in the May 2015 Distribution LOI), and for the remainder of the proposed manufacturing facility acquisitions contemplated by the September 2015 Manufacturing LOI, including three regional manufacturing facilities located in Indianapolis and Portland, Indiana and Cincinnati, Ohio (referred to as the “Subsequent Phase” manufacturing facilities in the September 2015 Manufacturing LOI). The Company is also continuing to work towards definitive agreements with The Coca-Cola Company and CCR for the proposed distribution territory expansion transactions and manufacturing facility acquisition described in the non-binding letter of intent entered into by the Company and The Coca-Cola Company on February 8, 2016, as described in the Company’s Current Report on Form 8-K filed with the SEC on February 10, 2016 and filed as Exhibit 99.2 thereto, including distribution territories in northern Ohio and northern West Virginia and a regional manufacturing facility located in Twinsburg, Ohio. There is no assurance, however, that the parties will enter into such definitive agreements.

Relationship between the Parties. The business of the Company consists primarily of the production, marketing and distribution of nonalcoholic beverage products of The Coca-Cola Company in the territories the Company currently serves. Accordingly, the Company engages routinely in various transactions with The Coca-Cola Company, CCR and their affiliates. The Coca-Cola Company also owns approximately 34.8% of the outstanding common stock of the Company, which represents approximately 4.9% of the total voting power of the Company’s common stock and class B common stock voting together. The Coca-Cola Company also has a designee serving on the Company’s Board of Directors. For more information about the relationship between the Company and The Coca-Cola Company, see the description thereof included under “Related Person Transactions” in the Company’s Notice of Annual Meeting and Proxy Statement for the Company’s 2016 Annual Meeting of Stockholders filed with the SEC on March 30, 2016.

Item 9.01.          Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description	Incorporated By Reference To
10.1*	Initial Regional Manufacturing Agreement, dated April 29, 2016, between the Company and The Coca-Cola Company.	Filed herewith.

10.2*	CCNA Exchange Letter Agreement, dated April 29, 2016, between the Company and The Coca-Cola Company, by and through its Coca-Cola North America division.	Filed herewith.

*	Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA BOTTLING CO. CONSOLIDATED

Date: May 5, 2016	By:	/s/ Clifford M. Deal, III
Clifford M. Deal, III
Senior Vice President and Chief Financial Officer

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC

EXHIBITS

CURRENT REPORT

ON

FORM 8-K

Date of Event Reported: April 29, 2016	Commission File No: 0-9286

COCA-COLA BOTTLING CO. CONSOLIDATED

EXHIBIT INDEX

Exhibit No.	Description	Incorporated By Reference To
10.1*	Initial Regional Manufacturing Agreement, dated April 29, 2016, between the Company and The Coca-Cola Company.	Filed herewith.

10.2*	CCNA Exchange Letter Agreement, dated April 29, 2016, between the Company and The Coca-Cola Company, by and through its Coca-Cola North America division.	Filed herewith.

*	Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission.